SECURITIES EXCHANGE AND COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 2000



                             BEI Technologies, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-22799                                         94-3274498
 (Commission File No.)                      (I.R.S. Employer Identification No.)


                           One Post Street, Suite 2500
                         San Francisco, California 94104
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (415) 956-4477






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Item 5.  Other Events.

         On October 6, 2000, the Board of Directors of BEI Technologies, Inc., (the "Company") approved a one-for-one stock dividend payable in shares of the Company's common stock (the "Dividend"), and a distribution of shares of the voting common stock of OpticNet, Inc. ("OpticNet"), a formerly majority owned subsidiary (the "Distribution"). Each of the Dividend and the Distribution were effective for all stockholders of record for the Company on October 30, 2000 (the "Record Date") as follows:

         |_| The Distribution was effective as of the close of business on the Record Date such that each holder of record of two shares of Company common stock received one share of the voting common stock of OpticNet (the "OpticNet Stock").

         |_| The Dividend was effective as of the close of business on the Record Date immediately following the effectiveness of the Distribution such that each stockholder of record on the Record Date received one additional share of the Company's common stock (the "Common Stock") for each share of Common Stock held on the Record Date.

The Dividend and the OpticNet Stock were each distributed to the stockholders of the Company on November 21, 2000. Although the Distribution of the OpticNet Stock was exempt from registration under the Securities Act pursuant to Section 3(a)(10) thereof, the OpticNet Stock is not listed with any securities exchange and is presently subject to restrictions on transfer set forth in the bylaws of OpticNet.

         The number of shares of Common Stock subject to outstanding stock option or other equity incentive awards ("Stock Awards") granted under the Company's 1997 Equity Incentive Plan (the "Plan"), was adjusted pursuant to the Dividend such that the number of shares of Common Stock reserved for issuance pursuant to outstanding Stock Awards as of the Record Date doubled and the per share exercise price for each outstanding Stock Award became one-half the stated per share exercise price. The shares of Common Stock reserved for future Stock Awards under the Plan was correspondingly doubled pursuant to the Dividend. An aggregate of 1,139,445 shares of Common Stock which may be issued under the Plan are registered pursuant to a Registration Statement filed with the SEC on Form S-8 on October 24, 1997 (the "S-8"). In accordance with Rule 416 under the Securities Act of 1933, as amended, the number of shares of Common Stock registered pursuant to such S-8 is increased to 2,278,890 pursuant to the Dividend and as provided in the Plan.




                                       1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  BEI TECHNOLOGIES, INC.


Dated: December 6, 2000           By:    /s/ Robert R. Corr
                                     -------------------------------------------
                                         Robert R. Corr
                                         Secretary, Treasurer and Controller